EXHIBIT 32

INDIE GROWERS ASSOCIATION

Certification of the Principal Executive Officer and Principal Financial Officer Pursuant to

18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

 In connection with the accompanying quarterly report on Form 10-Q/A, Amendment No. 1, of Indie Growers Association (the “Company”) for the three months ended June 30, 2015 (the “Report”), I, Robert Coleridge, Principal Executive Officer, Principal Financial Officer, and Director of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

October 2, 2015

/s/ Robert Coleridge
Robert Coleridge Principal Executive Officer, Principal Financial Officer, and Director